UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

H-LINES FINANCE HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-123682	35-2242993
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS.

On May 4, 2005, H-Lines Finance Holding Corp. ( “H-Lines Finance”) and Horizon Lines Holding Corp. (“HLHC”) held a conference call (the “Conference Call”) to discuss financial results for their first fiscal quarter of their 2005 fiscal year. The bondholders and debtholders of H-Lines Finance and HLHC were permitted to participate in the conference call. A copy of a transcript of the Conference Call is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This Report on Form 8-K is being filed with the Securities and Exchange Commission pursuant to the covenant obligations of H-Lines Finance under the indenture dated December 10, 2004, by and between H-Lines Finance and The Bank of New York Trust Company, N.A., with respect to the 11% senior discount notes due 2013 issued by H-Lines Finance on December 10, 2004.

SAFE HARBOR STATEMENT

The discussion of our results of operations and financial condition contained in this Current Report on Form 8-K should be read in conjunction with our financial statements and notes thereto included in our filings made with the SEC. This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our substantial debt; restrictive covenants under our debt; decreases in shipping volumes; our failure to renew our commercial agreements with Maersk; rising fuel prices; labor interruptions or strikes; job-related claims; liability under multiemployer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones Act competitor; increased inspection procedures and tight import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the Jones Act; escalation of insurance costs; catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our controlling stockholder; and legal or other proceedings to which we are or may become subject.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Current Report on Form 8-K includes the financial measures EBITDA and adjusted EBITDA, which are non-GAAP financial measures. EBITDA is defined as net income plus interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and certain other adjustments. We acknowledge that there are limitations when using EBITDA or adjusted EBITDA. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not consider certain cash requirements such as tax payments and debt service requirements. Because all companies do not use identical calculations, these presentations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Transcript of conference call with bondholders and debtholders of H-Lines Finance Holding Corp. and Horizon Lines Holding Corp. held on May 4, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-LINES FINANCE HOLDING CORP.
(Registrant)

Date: May 17, 2005	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer
and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call with bondholders and debtholders of H-Lines Finance Holding Corp. and Horizon Lines Holding Corp. held on May 4, 2005.

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